Driving Shareholder Value
James M. Wells III
President and Chief Executive Officer
Mark A. Chancy
Corporate Executive Vice President and Chief Financial Officer
UBS 2007 Global Financial Services Conference
May 15, 2007
Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on Form 10-K, Quarterly Report for the period ended March 31, 2007 and Current Reports on Form 8-K.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of
SunTrust’s management and on information currently available to management. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements involve significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements.
Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s 2006 Annual Report on Form 10-K, in the Company’s Quarterly
Reports on Form 10-Q, and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and
Exchange Commission's internet site (http://www.sec.gov).  Those factors include: changes in general business or economic conditions, including customers’ ability to repay debt obligations, could have a material adverse effect on our financial condition and results of operations; our trading assets and financial instruments carried at fair value expose the Company to certain market risks; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the values of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins;
competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services;
our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits;
we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; our stock price can be volatile; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

Driving Shareholder Value
Accelerating and Expanding Initiatives to Drive Shareholder Value
SunTrust is a unique franchise that has not yet fully capitalized on the growth opportunities in its markets
Management is taking significant actions to improve financial performance
Existing initiatives to be meaningfully accelerated and expanded upon:
– E
2
Efficiency and Productivity Initiative cost savings increased by over $200M.  Original implementation timeline to be accelerated - $530M in cost savings for fiscal year 2009, over 10%
of current expense base
– In the context of capital optimization, 4.5M shares, or 9%, of our Coca-Cola common stock holdings have been sold; SunTrust will explore alternatives for remaining shares in the context of capital optimization and communicate its ultimate strategy by year-end
– Management is conducting a comprehensive review of balance sheet and business lines to identify underperforming assets
– Plans to further optimize capital structure, including potential share repurchases of up to $1B in 2007
SunTrust is committed to delivering results

Estimated Gross Cost Savings1
Estimated cost savings for 2007
increased $46M to $181M as program
gains momentum
For fiscal year 2009, the additional
reductions translate into over $200M in
additional cost savings
–
Previous 2009 estimates were given on a
run-rate basis, the new $530M estimate is
expected to be achieved during the fiscal
year
Expanded the estimated cost savings in
a number of key areas:
–
Corporate Real Estate
–
Process Reengineering
–
Organizational Review
Savings for fiscal year 2009 represent
over 10% of current expense base
Highlights
Notes:
1 Does not include one-time costs associated with implementation, including severance
2 Straight-line interpolation of previous guidance to convert from end-of-year run rate to fiscal  year impact;
previously communicated year-end run rates were $250M for 2008 and $400M for 2009
E
2
Efficiency and Productivity Program:
Accelerating and Expanding Initiatives’ Impact through 2009
Cumulative
Total 2007 2008 2009
Corporate Real Estate
$100
Supplier Management
115
Offshoring/Outsourcing
45 $181 $350 $530
Process Reengineering
125
Organizational Review 145
Previous E
2
Estimates
(converted to fiscal year estimates)
$135
$205²
$325
2
Additional Savings $46 $145 $205

$28.6
Previous
2007
Estimate
Total realized expense reductions achieved through the end of 1Q
1
1 Does not include initial costs associated with implementation, including severance.
($ in millions)
2007 Gross Cost
Savings Are Now
Estimated to be
$181M
Exceeds Original
Estimate by
$46M
E
2
Efficiency and Productivity Program:
Accelerating and Expanding Initiatives
Current
2007
Estimate
E
2
2007 Estimated Gross Cost Savings¹
Additional estimated gross cost savings for 2007
$0.0 $45.0 $90.0 $135.0 $180.0

($ in millions)
Noninterest Expense
Initial Implementation Costs
Noninterest Expense Excluding
Initial Implementation Costs
1Q 2007 1Q 2006 % Change
$1,236.0
13.8
$1,222.2
$1,226.5
4.0
$1,222.5
0.8%
0.0%
Results already apparent, as core expense growth was flat 1Q 2007 over 1Q 2006
E2 Efficiency and Productivity Program:
Accelerating and Expanding Initiatives

Coca-Cola Stock Holdings
Historical View of Coca-Cola Holdings
• In 1919, SunTrust provided underwriting services to The Coca-Cola Company and received some of the company’s first publicly-traded stock for its services
• SunTrust held 48.2 million common shares of Coca-Cola Stock as of March 31, 2007
• Book basis is $110,000; market value was approximately $2.3B on March 31, 2007
• Generates dividend income of $0.16 per STI share, or $66M pre-tax annually
• Coca-Cola holdings provide other benefits:
-
45% of pre-tax market value of Coca-Cola holdings is counted in Tier 2 Capital, or approximately $1B
- Rating agencies provide varying amounts of capital credit

Coca-Cola Stock Holdings
Current Capital Inefficiency
In 2006, SunTrust set its reported Tier 1
target at 7.50%
The after-tax value of the KO holdings of
approximately $1.6 billion does not receive
Tier 1 treatment
Discussed with Regulators and Ratings
Agencies that SunTrust considers
approximately 75% of the after-tax value as
core capital
As a result, STI is unable to leverage the 25%
component in its business or return it to
shareholders
– Over $390 million at the end of first quarter 2007
Sale of 4.5 million shares returns
approximately $150 million in after-tax value
to shareholders
1 Assumes KO price of $52.69 as of 5/11/07.
Partial Return of Coke-Related Capital
1
7.50%
Target
7.60%
8.32%
8.56%
Tier 1 Capital
Current level as of
3/31/07
Adds $1.2B
or 75% of after-tax
value
Underleveraged
capital of $394M or
25% of after-tax value

Coca-Cola Stock Holdings
Strategy Going Forward
• The Board has recently authorized a formal review of the Coca-Cola holdings in the context of capital optimization, including partial disposition of capital inefficient position
•
As a result, 4.5M shares, or 9%, of current position was recently sold
• For the remaining shares, management is evaluating a broad range of strategies:
- maintain as long-term component of capital structure at specified level
- sell and retain resulting capital
- sell and repurchase additional STI shares
- evaluate tax-efficient opportunities similar to 4Q 2006 contribution strategy
•
Committed to resolve how to use the Coca-Cola holdings to make the capital structure more efficient for shareholders; will communicate by year-end

Consumer
10% Other
1%
1–4 Family
28%
Home Equity
11%
Construction
and CRE
22%
Commercial
28%
Balance Sheet Initiatives—Focus on Risk Adjusted Returns
Net Interest Margin (1Q07)
While NIM has benefited from recent
restructuring activities, it remains at low end of
peer range
– conservative loan mix and loan yields are primary driver of margin level vs peers
Management has committed to a comprehensive
review of the balance sheet and lines of
business
– will review risk-adjusted returns and valuation of all asset classes/business lines with focus on lower yield loan
portfolios
– areas not meeting requirements will be evaluated for
divestiture
– Balance sheet management process continues to focus on
opportunities to divest underperforming asset classes,
improve operating metrics (NIM, ROE), and gain capital
and liquidity flexibility
Implement initiatives to drive higher-yield loan
growth
– focus on building out business banking—higher spread
and greater profitability
– increasing emphasis on risk-adjusted pricing for loan
book
– moving to originate and sell model where appropriate
Loan Portfolio
1
Highlights
4.95
3.02
3.01
2.95
3.69
3.61
3.51
3.50
3.44
2.61
3.99
0.00
1.00
2.00
3.00
4.00
5.00
6.00
WFC RF NCC BBT USB KEY FITB STI WB PNC BAC
Peer Median: 3.50%
Note:
1 Quarterly average for 1Q 2007.  Does not include loans held for sale.
$122B; 6.7% yield

Capital Optimization
Returning Capital to
Common Equity Shareholders
Optimization Strategy
• Plan to repurchase incremental
$750M - $1B of shares in 2007
–
Includes after-tax proceeds from
completed sale of Coca-Cola
shares of approximately $150M
–
Remaining portion, approximately
$600M - $850M, to come via
balance sheet initiatives and
internal capital generation
• Developing plans to lower cost of
capital by further optimizing and
diversifying capital base
–
Evaluating hybrid capital structures
and the replacement of legacy
TRuPs with higher equity content
TRuPs
2007E
>90
Expect to return over 90% of net income to shareholders in
2007 through share repurchase and dividends
including $1B in 2006
(1) Includes the Accelerated Share Repurchase program announced in
(2) Buyback amounts shown in chart are before any reduction from other capital stock issuances,
38
40
41
38
37
34
34 33
36
33 33
50
39
52
62
74
86
105
68
106
79
93
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Dividend Buyback
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(2)
(1) Includes the Accelerated Share Repurchase program announced in October 2006
(2) Buyback amounts shown in chart are before any reduction from other capital stock issuances,
38
40
41
38
37
34
34 33
36
33 33
50
39
52
62
74
86
105
68
106
79
93
0
20
40
60
80
100
120
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Dividend Buyback
%
Total Payout Average = 79%
Dividends = 35%
Buyback = 44%
NCF Acquisition
Impact
(1)
(2)

Initiative Impact
Additional benefit from accelerating and
expanding E2 initiatives
- 2007
- 2008
- 2009
Total Share Repurchases
- Sale of a portion of Coca-Cola holding
used to repurchase shares
- Additional shares repurchases
resulting from balance sheet
management initiatives
Full evaluation of Coca-Cola holdings in
the context of capital optimization and
evaluation and execution of additional
balance sheet management opportunities
Tangible Results Expected To Be Realized
$46M
$145M
$205M
~ $150M
$600M - $850M
$750M - $1.0B
TBD

• Four Groups
– Central
– Florida
– Mid-Atlantic
– Carolinas
• 20 Regions
• 50+ Local Banking Markets
•
LOB’s design business and product strategies with direct feedback from the geographic partners
•
Geographic partners are led by regional leaders who have solid-line reporting relationships with the local Retail, Commercial and Wealth and Investment Management heads.  They are empowered to deliver services, products and pricing to local customers
•
Local credit decisioning and pricing (most commercial credit requests are priced and approved locally)
•
Local management is held accountable and their incentive compensation is earned based on the success of the combined local LOB’s performance
•
Geographic partners have weekly sales meetings with LOB’s where specific cross LOB commitments are made and the subsequent success tracked
•
SunTrust’s operating model is relationship-based and focused on delivering the whole institution to customers on an integrated basis
Unique Operating Model
Lines of Business Geographies
Drive Strategy, Initiatives, Installation and
Profitability
• Five Business Lines
– Retail
– Commercial
– Mortgage
– Corporate and Investment Banking
– Wealth and Investment Management
Drive Client Acquisition, Expansion,
Service, Retention and Profitability

High Growth Footprint
Top 5 rank in 18 of the 25 largest, high-growth markets in the Southeast
Top 5 rank in 19 of SunTrust’s 20 geographic regions
Source: SNL Financial
Projected Population Growth for SunTrust’s Top Markets
Note: Weighted average by deposits based on all of SunTrust’s MSAs
% of STI Deposits
26.9% 12.2% 7.2% 5.3% 4.9%
Rank
#1 #3 #4 #1 #3
Market Share
29.1% 9.9% 5.8% 19.7% 12.8%
Branches
212 184 100 72 104
11.8
19.5
8.5
10.5
19.0
0.0
4.0
8.0
12.0
16.0
20.0
24.0
Atlanta Washington
DC
Miami Orlando Tampa
US Average = 6.7%
SunTrust
Weighted
Average = 12.8
SunTrust
Weighted
Average = 12.8

Diversified and Balanced Business Mix
Revenue-FTE Contribution
Excludes Corporate/Other and Reconciling Items, as defined in 10-K.  Data is for the full year 2006.
Line of Business
Retail
• 1,691 banking locations, 2,543 ATMs
• Opened 66 new branches in 2006; continue to invest in
high opportunity markets
• Provides financial solutions to 5M client households
• Business Banking represents >20% of total revenue,
adding 75 new bankers in high opportunity markets
• Serves companies, government and nonprofit entities
with annual sales or budgets of $5M-$250M
• Commercial Banking market penetration = 23%
$32.9B commercial loans outstanding on average
1Q 2007
•
New loan production up 18%²
•
# of new relationships up 15%²
• Investments in Capital Markets product capabilities,
capacity, intellectual capital and distribution
•
Debt Capital Markets revenue up 21%³
• Generated 19% of SunTrust’s noninterest income in
2006
Commercial
Corporate
and
Investment
Banking
• #1 market share in 6 of 20 regions
•
Production increased 28%²
•
Record applications of $24.5B, up 21%²
• #1 ranking in JD Power for customer satisfaction
Mortgage
•
Total assets under advisement:  $244B¹
• Trusco Capital Management’s AUM > $72B 4
•
Private Wealth Management’s AUA > $40B¹
• Closed 3 CLO transactions => $1.4B (net new assets)
Wealth
and
Investment
Management
1. As of 3/31/07
2. 1Q 2007 vs. 1Q 2006
3. 2006 vs. 2005
4. As of 12/31/2006
Retail
42.8%
Commercial
15.3%
Corporate and
Investment
Banking
11.3%
Wealth &
Investment
Management
18.3%
Mortgage
12.3%

Wealth
and
Investment
Management
• Target wealth creating sectors via delivery of integrated solutions
• Improve investment performance through new hires augmenting existing investment talent.  Acquire high-quality sales & distribution talent
• Broaden and enhance product and service suite
Attractive Growth Prospects
2007 Growth Drivers
Retail
• Series of initiatives to drive core deposit and household growth, and cross-sells
• Business Banking
–
Enhancing product set and adding business bankers to capture market share
–
Returns >3x the annual household profit of a consumer client
–
Highest average loan spread across all LOB’s and 2
nd
highest deposit spread
• Consumer Lending
–
Enhancing lending suite with new products to increase sales
–
Expanding network
Commercial
• Focus on under-penetrated markets
• Capitalize on client relationships that offer the broadest opportunities for cross-sale of Capital Markets,
Treasury & Payment Solutions, Private Wealth Management and Institutional Investment Management
products; capture wallet share
Corporate
and
Investment
Banking
• Expand the cross-selling of capital market products to SunTrust’s Corporate Banking, Commercial
Banking and Wealth & Investment Management client bases
Mortgage
• Expand sales force - drives increased production
• Leverage bank market presence
–
$1.8B in production from referral business, up 38%
1
–
19% of SunTrust homeowners have a SunTrust mortgage, up 13% from a year ago; if increased to
35% would represent ~$80B in mortgage loans
1. 1Q 2007 vs. 1Q 2006

0.21
0.19
0.19
0.39
0.23
0.18
0.59
0.41
0.64
0.69
0.36
0.30
0.49
0.60
0.27
0.29
0.00
0.30
0.60
0.90
2000 2001 2002 2003 2004 2005 2006 1Q07
Disciplined Approach to Credit Risk Management
Annualized Net Charge-Offs/Average Loans
1
Annualized Net Charge-Offs/Average Loans Consistently Better Than Peers
2
Peers SunTrust
Source: SNL Financial, Public filings
1. The numbers from SNL Financial include Loans Held for Sale.  SunTrust calculates Annualized NCO/Average Loans excluding Loans Held for Sale, that ratio was 0.21 for 1Q
2007.
2. Includes BAC, BBT, CMA, FITB, FHN, KEY, MTB NCC, PNC, RF, USB, WB and WFC.  Peer numbers are medians.

Driving Shareholder Value
•
A unique operating model coupled with an ideal high-growth footprint provides a powerful platform for growth
•
Diversified and balanced business mix with strong distribution capabilities
•
Disciplined approach to credit risk management
•
Expanded and accelerated E
2
Efficiency and Productivity initiatives
•
Focused on optimizing capital structure through continuation of balance sheet management and capital restructuring opportunities as well as a strategic review of Coca-Cola stock holdings
•
Commitment to return earnings to shareholders, including a 20% dividend increase and planned share repurchases of up to $1B in 2007
An Attractive Investment Opportunity

Driving Shareholder Value
James M. Wells III
President and Chief Executive Officer
Mark A. Chancy
Corporate Executive Vice President and Chief Financial Officer
UBS 2007 Global Financial Services Conference
May 15, 2007